Exhibit 10.23

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDED AND RESTATED AMENDMENT NO. 3

TO THE

AUTOMATIC REINSURANCE AGREEMENT

EFFECTIVE DECEMBER 31, 2007

BETWEEN

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

AND

WILTON REASSURANCE COMPANY

THIS AMENDED AND RESTATED AMENDMENT NO. 3 (this “Amendment No. 3”) is made and entered into as of September 9, 2011, and amends and is made a part of the Automatic Reinsurance Agreement, originally effective December 31, 2007 (as amended, the “Reinsurance Agreement”), between Fidelity & Guaranty Life Insurance Company (f/k/a OM Financial Life Insurance Company), a Maryland insurance company (the “Ceding Company”), and Wilton Reassurance Company, a Minnesota insurance company (the “Reinsurer”). This Amendment No. 3 hereby amends and restates Amendment No. 3 to the Reinsurance Agreement dated May 10, 2011 (the “Original Amendment” and May 10, 2011, the “Signing Date”), and supersedes and replaces the Original Amendment in its entirety.

WHEREAS, pursuant to the Reinsurance Agreement, the Ceding Company automatically cedes to the Reinsurer the Quota Share (as defined in the Reinsurance Agreement) of the Ceding Company’s contractual liabilities arising out of the Reinsured Policies (as defined in the Reinsurance Agreement);

WHEREAS, Harbinger F&G, LLC (f/k/a Harbinger OM, LLC), a Delaware limited liability company (“Harbinger”) has acquired (the “Acquisition”) control and 100% ownership of all of the common stock of Fidelity & Guaranty Life Holdings, Inc. (f/k/a Old Mutual U.S. Life Holdings, Inc.), a Delaware corporation and the parent company with respect to the Ceding Company;

WHEREAS, in connection with the completion of the Acquisition, effective January 1, 2011, the Ceding Company and the Reinsurer amended the terms of the Reinsurance Agreement (“Amendment No. 2”) in order, among other things, to include in the scope of the reinsurance provided thereunder risks and obligations with respect to the Additional Direct Policies and the Additional Assumed Policies as therein set forth;

WHEREAS, pursuant to the terms of the Commitment Agreement, dated as of January 26, 2011, by and between Harbinger and Wilton Re U.S. Holdings, Inc., a Delaware corporation (the “Commitment Agreement”), the Ceding Company and the Reinsurer desire to amend further the Reinsurance Agreement in the manner set forth below to, among other things, include in the scope of the reinsurance provided thereunder risks and obligations with respect to certain additional blocks of insurance; and

WHEREAS, the additional risks to be ceded hereunder that were ceded to Old Mutual Reassurance (Ireland) Limited (“OM Re”) under the terms of certain coinsurance agreements effective June 30, 2002, December 31, 2002, May 31, 2003 and November 30, 2003 (taken together, the “OM Re Reinsurance Agreements”) were recaptured in full by the Ceding Company and have been ceded to an

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affiliate of the Ceding Company under a reinsurance agreement (the “Raven Re Reinsurance Agreement”) and, pending the occurrence of the Third Amendment Closing Date hereunder, are to be recaptured in full by the Ceding Company and re-ceded to the Reinsurer pursuant to the terms hereof;

NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties contained herein and in the Reinsurance Agreement, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment No. 3 shall have the respective meanings given to such terms in the Reinsurance Agreement.

2. Conditions Precedent; Termination of Commitment.

(a) Notwithstanding anything set forth in this Amendment No. 3 to the contrary, the reinsurance provided hereunder will not become effective or valid and binding on either party and the Third Amendment Closing Date shall not occur unless the Third Amendment Conditions Precedent have been satisfied or waived as required under the Commitment Agreement; provided, that without prejudice to any of its other rights or remedies, each of the Third Amendment Conditions Precedent may be waived in each case solely by the party that is the beneficiary of such Third Amendment Condition Precedent, in whole or in part in such party’s sole discretion. Any such waiver shall be without prejudice to any other rights of such party. For the purposes of this Amendment No. 3, “Third Amendment Conditions Precedent” means (i) those Coinsurance Conditions, as such term is defined in the Commitment Agreement, that are conditions precedent to the occurrence of the Third Amendment Closing Date and that pertain to this Amendment No. 3 and (ii) approval by the Vermont Department of Banking, Insurance, Securities & Health Care Administration of the redemption, on the Third Amendment Closing Date, of the Surplus Note of Raven Reinsurance Company (“Raven Re”) dated April 7, 2011. For the purposes of this Amendment No. 3, the term “Required Consents” shall be deemed to include the approval referenced in clause (ii) of the immediately preceding sentence.

(b) The period commencing January 1, 2011 and ending upon the Third Amendment Closing Date is referred to herein as the “Interim Period.” The Ceding Company agrees to use all commercially reasonable efforts to cause satisfaction of the Third Amendment Conditions Precedent to occur and be continuing and covenants further to take no action (other than actions proposed or approved in writing in advance by the Reinsurer) as would have a material and adverse effect upon the likelihood of the occurrence of such satisfaction.

(c) For purposes of this Section 2(c), a “Termination Event” shall be deemed to have occurred in the event that (i) at the Reinsurer’s or the Ceding Company’s option effective on or after December 1, 2013, if the Third Amendment Closing Date shall have not occurred on or before November 30, 2013; (ii) at the Ceding Company’s option effective on or after December 1, 2012 (subject to five (5) business days’ advance notice to the Reinsurer), if the Reinsurer shall have failed to perform any of its material obligations hereunder or under the Commitment Agreement with respect to the occurrence of the Third Amendment Closing Date (including, without limitation, the provision by Reinsurer of a certificate complying with the requirements of Section 1(a)(xii) of the Commitment Agreement) and, as a result thereof, the Third Amendment Closing Date shall not have occurred on or before November 30, 2012; or (iii) at the Ceding Company’s or the Reinsurer’s option effective on or after December 1, 2012 (subject in each case to five (5) business days’ advance notice to the other), if (A) the Third Amendment Closing Date shall not have occurred on or before November 30, 2012 as the result of the failure of any Required Consent (as such term is defined in the Commitment Agreement) for the consummation of the transactions contemplated under this Amendment No. 3 to be obtained or to remain in full force and effect and (B) on and as of November 30, 2012, each of the Third Amendment Conditions Precedent that

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are applicable to the party seeking to terminate this Amendment No. 3 or are otherwise for the benefit of the other party (but excluding any such Third Amendment Conditions Precedent related to any Required Consents) shall have been satisfied or waived, as the case may be, after consideration of any offers of indemnity or other remedy made by the party seeking to terminate this Amendment No.3; provided, however, that if the failure of the Third Amendment Closing Date to occur results from the failure of the party seeking to terminate this Amendment No. 3 to perform any of its material obligations hereunder or under the Commitment Agreement with respect to the procurement of such Required Consents, such party shall not have the option of terminating this Amendment No. 3 pursuant to this clause (iii). Notwithstanding anything to the contrary contained herein, neither the Ceding Company nor the Reinsurer shall terminate this Amendment No. 3 pursuant to clause (iii) above as a result of the failure of any Required Consent to have been obtained prior to, or remain in full force and effect as of, November 30, 2012, if the Ceding Company or the Reinsurer, as applicable, receives assurances reasonably satisfactory to it from the applicable regulatory authorities that any such Required Consents will be granted and will be in full force and effect in order to enable the Third Amendment Closing Date to occur prior to December 31, 2012. Following the occurrence of any Termination Event, the Reinsurer shall have no obligation or right to reinsure, and the Ceding Company shall have no obligation or right to cede, the Third Amendment Additional Policies pursuant to this Amendment No. 3 and this Amendment No. 3 shall terminate and expire and no party shall have any further liability or obligation hereunder other than as respects Article 18 (Confidentiality) of the Reinsurance Agreement, which provision shall continue to apply as to information provided with respect to the Third Amendment Additional Policies as fully as if the reinsurance hereunder had been completed; provided, however, that any such termination or expiration shall not (x) release any party as respects any breach thereby of the terms of this Amendment No. 3 as shall have occurred prior to the date of such termination or (y) relieve such breaching party of liability for such breach.

(d) Each party shall promptly notify the other whenever it becomes aware of any matter, fact or circumstance that creates or may be reasonably expected to create a failure of or indemnification obligation under one or more of the Third Amendment Conditions Precedent and shall cooperate with the other party to permit a commercially reasonable opportunity for the prompt remedy of any such failure or potential failure, it being the mutual intention of the parties to promote to the greatest extent practicable a certainty of the closing of the additional reinsurance arrangements contemplated by the parties with respect to this Amendment No. 3 on or before November 30, 2012.

(e) The Ceding Company agrees that, other than as proposed by or approved in writing by the Reinsurer, between the date of this Amendment No. 3 and the Third Amendment Closing Date it shall not, directly or indirectly, take any action (i) as would or reasonably could be expected to, individually or in aggregate, cause its representations and warranties set forth herein to be untrue in any material respect or (ii) as would, or would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impede the consummation of the reinsurance contemplated hereby.

(f) Each party shall use its commercially reasonable best efforts, and the parties shall cooperate, to secure on a timely basis the Required Consents that are required by applicable law or are otherwise necessary or appropriate to be secured in order to give effect to the reinsurance contemplated hereunder. In furtherance of the foregoing, the parties shall make all necessary or appropriate regulatory filings and submissions as promptly as practicable after the closing of the Acquisition (but in no event later than 45 days following such date, unless otherwise agreed by the parties) in order to facilitate the prompt consummation of the transactions contemplated hereby, and shall thereafter continue to support the requests for such approvals diligently and continuously, providing promptly such information and communications to Governmental or Regulatory Authorities

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(as such term is defined in the Commitment Agreement) as such Governmental or Regulatory Authorities may request. The party responsible for any such filings or submissions shall promptly deliver to the other party evidence of the filing or making of all applications, filings, registrations, notifications, permits, consents, approvals, waivers and authorizations relating thereto, and any supplement, amendment or item of additional information in connection therewith. Each party shall give to the other party prompt written notice if it receives any notice or other communication from any Governmental or Regulatory Authority in connection with this Amendment No. 3 or the transactions contemplated hereunder, and in the case of any such notice or communication that is in writing, shall promptly furnish the other party with a copy thereof; provided, however, that in the event any Governmental or Regulatory Authority requires or requests the Ceding Company to provide, or in the event that any Required Consent involves the Ceding Company providing Harbinger’s Protected Information (as such term is defined in the Commitment Agreement), the Ceding Company shall have no obligation to provide to the Reinsurer, and the Reinsurer shall have no right to review, such Harbinger’s Protected Information, the Reinsurer shall not seek Harbinger’s Protected Information from any such Governmental or Regulatory Authority, and in the event any Governmental or Regulatory Authority were to share such information with the Reinsurer, the Reinsurer agrees upon discovering this fact, to cease reading any Harbinger’s Protected Information, not to disclose such information to any third party, and to return it (otherwise unread) to the Ceding Company. Subject to applicable law, the Ceding Company shall have the right to file Harbinger’s Protected Information separately from other correspondence, filings or communications, or to redact Harbinger’s Protected Information from such documents prior to sharing them with the Reinsurer. Neither the Ceding Company nor the Reinsurer shall participate in any meeting with any Governmental or Regulatory Authority relating to any Required Consents applicable to this Amendment No. 3 unless it consults with the other party in advance, and, to the extent permitted by such Governmental or Regulatory Authority, gives such other party the opportunity to attend and participate in such meeting (other than any such meeting or portion thereof that is devoted to Harbingers’ Protected Information). For purposes of clarity, the parties acknowledge that, subject to concurrence of the pertinent Governmental or Regulatory Authority and the limitations herein concerning Harbinger’s Protected Information, Wilton Re will be permitted to participate directly and actively in discussions therewith concerning the Required Consents.

3. Third Amendment Additional Policies. Subject to the occurrence of the Third Amendment Closing Date in accordance with the provisions of Section 4 hereof, effective as of the Third Amendment Closing Date (the “Third Amendment Effective Date”), the Ceding Company will automatically cede to the Reinsurer the Third Amendment Quota Share (as hereinafter defined) of the Ceding Company’s contractual liabilities arising out of the Third Amendment Additional Policies (as hereinafter defined) net of (x) Hedging Results for periods commencing on or after the Third Amendment Effective Date and (y) any liabilities ceded to the Reinsurer with respect to the Third Amendment Additional Policies under Amendment No. 2. For purposes of this Amendment No. 3, (a) the term “Third Amendment Quota Share” means 100%, subject to Section 21(a) hereof and (b) the term “Third Amendment Additional Policies” means term life insurance policies, universal life insurance policies and associated no-lapse guarantees, all as specified on Annex A-1 hereto and as were first issued by the Ceding Company on or before March 31, 2010 and remained in force and effect as of such date provided, however, that, subject to Section 13 of Amendment No. 2, the Ceding Company represents and warrants as a condition of coverage of the Third Amendment Additional Policies under the Reinsurance Agreement, that the representations and warranties set forth in clauses (a) through (c) of Section 2.3 of the Reinsurance Agreement shall apply to the Third Amendment Additional Policies other than the policies set forth on Annex E hereto, except that (x) the condition set forth in Section B.1 of Exhibit B of the Reinsurance Agreement shall not apply, (y) such representations shall apply as of the Signing Date (and not as of the

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Third Amendment Effective Date) and (z) with respect to clause (c)(ii) of Section 2.3 of the Reinsurance Agreement, the phrase “worksite marketing” shall be deleted for purposes of such representation and warranty as it relates to such Third Amendment Additional Policies. For the sake of clarity, this reinsurance shall not cover claims arising under the Third Amendment Additional Policies prior to the Third Amendment Effective Date and, as respects the Third Amendment Additional Policies, excludes any return of premium or similar benefits or features, whether embodied in riders or endorsements or otherwise. Beginning on the Third Amendment Effective Date, all references in the Reinsurance Agreement to Reinsured Policies shall include the Third Amendment Additional Policies except (I) as otherwise set forth in this Amendment No. 3 or as referenced in the first sentence of Section 2.1 of the Reinsurance Agreement (General Conditions), Section 2.3 of the Reinsurance Agreement (Reinsured Policies) or the last sentence of Section 8.1 of the Reinsurance Agreement (Reserves) and (II) in respect of the Third Amendment Additional Policies, all references in the Reinsurance Agreement to “Effective Time” and “Closing Date” shall instead refer to “Third Amendment Effective Date.” Notwithstanding anything to the contrary set forth herein, the Third Amendment Effective Date shall not be deemed to have occurred unless and until the Third Amendment Closing Date shall have occurred in accordance with the provisions of Section 4 hereof.

4. Third Amendment Closing Settlement Amount. In consideration for the reinsurance contemplated hereunder, on the Third Amendment Closing Date, the Ceding Company will transfer to the Reinsurer, in accordance with the provisions set forth below in this Section 4, cash and specified cash-equivalent or other securities approved in advance by the Reinsurer with an aggregate market value, including amounts of due and accrued investment income related thereto (the “Designated Value”), equal to the Third Amendment Quota Share of the following balances, each measured as of the Third Amendment Effective Date unless otherwise provided: (a) Economic Reserves determined with respect to the Third Amendment Additional Policies in accordance with the provisions of Annex A-3 hereto (excluding reserves for claims in the course of settlement and claims that have been incurred but not reported for the Third Amendment Additional Policies as of the Third Amendment Effective Date) (“Economic Reserves”), minus (b) any policy loans outstanding on the Third Amendment Additional Policies, net of any unearned policy loan interest on such loans but including related amounts of interest due and accrued, plus or minus, as the case may be, (c) balances as agreed mutually by the parties pertaining to Other Reinsurance or Hedges that are not otherwise reflected in items (a) or (b) above as to which risks are ceded hereunder (items (a), (b) and (c) taken together, the “Ceded Reserves”), plus or minus (d) the amount of any balance of interest maintenance reserves associated with the Third Amendment Additional Policies, determined on a pre-tax basis based on the historic amortized cost basis and including any additional amounts of interest maintenance reserves required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 3 (“IMR”) (provided, that in the case of existing IMR, but not in the case of additional IMR required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 3, such amount shall not be less than zero and provided, further, that in determining any IMR created as a result of the transactions contemplated hereunder, all mark-to-market gains and losses, determined consistent with applicable statutory accounting principles and not previously reflected in statutory book value, shall be included irrespective of whether such gains and losses are required to be included in IMR pursuant to applicable statutory accounting principles), plus (e) 50% of the absolute value of any collective negative IMR with respect to the Third Amendment Additional Policies that is required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 3, plus (f) the absolute value of a negative ceding

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

allowance equal to $[***] (as adjusted pursuant to Section 5(a) hereof, the “Third Amendment Ceding Allowance”) (such aggregate Designated Value being referred to as the “Third Amendment Closing Settlement Amount”). For the avoidance of doubt, in determining the amount in clause (c) of the Third Amendment Closing Settlement Amount, as well as in determining Hedging Results for purposes of Section 11 hereof, the parties shall allocate balances with respect to Hedges as may be appropriate (including, without limitation, the pro-ration of costs incurred prior to the Third Amendment Effective Date but appropriately allocable to periods following the Third Amendment Effective Date) to ensure that Hedges procured before the Third Amendment Effective Date but remaining in effect thereafter produce substantially the same net economic effect for the Ceding Company and the Reinsurer as if such Hedges had been put in place for the benefit of the Ceding Company up to the Third Amendment Effective Date and for the benefit of the Reinsurer thereafter, with such balances to be determined in a manner that would reasonably reflect an appropriate allocation of costs and benefits between the parties in light of that arrangement. For purposes of this Amendment No. 3, the term “Third Amendment Closing Date” means, subject to Section 2(c) hereof, (A) the latest of (x) October 31, 2011 or such earlier date as may be specified by the Ceding Company in a notice delivered to the Reinsurer at least ten (10) business days prior to such proposed date, (y) the date of completion of the recapture of the Third Amendment Additional Policies from Raven Re and (z) the third business day following satisfaction or waiver of each of the Third Amendment Conditions Precedent, or (B) such other date as the parties may agree mutually, each in their respective sole discretions.

(a) Provisional Settlement. Subject to Sections 5(d) and 5(e) of the Commitment Agreement, on the Third Amendment Closing Date, the Ceding Company shall transfer to the Reinsurer cash and specified cash-equivalent or other securities approved in advance by the Reinsurer with an aggregate market value as of the business day immediately preceding the Third Amendment Closing Date, including amounts of due and accrued investment income related thereto, equal to the Third Amendment Closing Settlement Amount as determined in good faith by the Ceding Company; provided that such amount (including, for the avoidance of doubt, the adjustment of the Third Amendment Ceding Allowance required pursuant to Section 5(a) hereof) shall be determined as of the last day of the latest calendar quarter for which quarterly statutory basis financial statements of the Ceding Company are available, based on the balances determined from the Ceding Company’s books and records and in accordance with statutory accounting principles prescribed generally by the State of Maryland consistently applied, as adjusted to the extent required under Section 5(d) of the Commitment Agreement (the “Estimated Settlement Payment”). For the avoidance of doubt, any securities transferred as required in this paragraph shall be valued as of the business day immediately preceding the Third Amendment Closing Date. The Estimated Settlement Payment shall be subject to adjustment as described below. The parties agree and acknowledge that the Settlement Notice delivered by the Ceding Company pursuant to Section 5(b) of the Commitment Agreement shall have been prepared as of the last day of the latest calendar quarter for which quarterly statutory basis financial statements of the Ceding Company are available on the date that such Settlement Notice is delivered by the Ceding Company.

(b) Post-Closing Settlement. No later than sixty (60) days after the Third Amendment Closing Date, the Ceding Company shall deliver to the Reinsurer a settlement notice (the “Post-Closing Settlement Notice”), which sets forth the Ceding Company’s good faith estimate of the actual Third

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Amendment Closing Settlement Amount as determined in good faith by the Ceding Company as of the Third Amendment Effective Date based on the balances determined from the Ceding Company’s books and records and in accordance with statutory accounting principles prescribed generally by the State of Maryland consistently applied (the “Actual Third Amendment Closing Settlement Amount”).

The Post-Closing Settlement Notice shall become final, binding and conclusive upon the Reinsurer and the Ceding Company on the sixtieth (60th) day following the Reinsurer’s receipt of the Post-Closing Settlement Notice, unless prior to such sixtieth (60th) day the Reinsurer delivers to the Ceding Company a written notice (a “Dispute Notice”) stating that the Reinsurer believes the Post-Closing Settlement Notice is incorrect and specifying in reasonable detail the basis for such assertion (each item addressed in such Dispute Notice, a “Disputed Item”), the amount in dispute for each Disputed Item and the reasons supporting the Reinsurer’s positions. For the avoidance of doubt, the Reinsurer shall be afforded the access rights provided under Section 11.5 of the Reinsurance Agreement in connection with its review of the Post-Closing Settlement Notice pursuant to this Section 4(b).

If the Reinsurer delivers a Dispute Notice, then the Ceding Company and the Reinsurer shall seek in good faith to resolve the Disputed Items during the thirty (30)-day period beginning on the date the Ceding Company receives the Dispute Notice. If Ceding Company and the Reinsurer reach agreement with respect to any Disputed Items, the Ceding Company shall revise the Post-Closing Settlement Notice to reflect such agreement. In the event the Ceding Company and the Reinsurer cannot resolve any Disputed Item, the Ceding Company and the Reinsurer shall resolve any such disagreement in accordance with Article 17 (Arbitration) of the Reinsurance Agreement.

Within five (5) business days after the Post-Closing Settlement Notice becomes final pursuant to the provisions of this Section 4, if (i) the final Actual Third Amendment Closing Settlement Amount exceeds the Estimated Settlement Payment determined pursuant to Section 4(a) hereof, the Ceding Company shall pay to the Reinsurer an amount equal to such excess, and (ii) if the final Actual Third Amendment Closing Settlement Amount is less than the Estimated Settlement Payment determined pursuant to Section 4(a) hereof, the Reinsurer shall pay to the Ceding Company an amount equal to the shortfall.

5. Modifying Third Amendment Closing Settlement Amount.

(a) Insurance and Investment Risks during the Interim Period. The parties intend that upon the occurrence of the Third Amendment Closing Date, the Third Amendment Ceding Allowance will be adjusted in accordance with the provisions of Annex D-1 hereto.

(b) Reserved.

6. Continuing Allowances. Pursuant to Section 21(b) hereof, with respect to the Reinsured Policies, the Second Amendment Additional Policies and the Third Amendment Additional Policies, in lieu of and notwithstanding (x) Section 14 of and Annex C to Amendment No. 2 or (y) provisions of the Reinsurance Agreement relating to continuing ceding and expenses allowances (including Exhibits C-4, C-6 and C-8 thereto) or the reciprocal policy fee allowances in respect to Other Reinsurance arrangements referred to in Section 2.4 thereof, for each calendar quarter commencing on or after the Second Amendment Effective Date (with respect to the Reinsured Policies and the Second Amendment Additional Policies) or the Third Amendment Effective Date (with respect to the Third Amendment Additional Policies), and in each case prior to any termination of the reinsurance hereunder in accordance with the terms hereof and the terms of the Reinsurance Agreement, the Reinsurer shall pay to the Ceding Company a continuing ceding and expense allowance equal to the sum of (a) an amount determined in accordance with Annex B-1 hereto plus (b) the Quota Share, the Second Amendment Quota Share or Third Amendment Quota Share, respectively, of the amounts necessary to pay renewal

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commissions with respect to the Reinsured Policies, the Second Amendment Additional Policies or Third Amendment Additional Policies for periods commencing after the Second Amendment Effective Date (with respect to the Reinsured Policies and the Second Amendment Additional Policies) or the Third Amendment Effective Date (with respect to the Third Amendment Additional Policies), plus (c) with respect to the Third Amendment Additional Policies only, prior to any termination of the Ceding Company’s provision of Hedge Administration and so long as the Ceding Company is in material compliance with the requirements of Section 11 hereof, the Third Amendment Quota Share of the reasonable amount of any and all direct third party costs and expenses incurred by the Ceding Company with respect to the management or administration of the Hedges, Hedge Transactions or Hedge Agreements.

7. Reinsurance Trust. The provisions of Section 5 of Amendment No. 2 apply to the Reinsurer’s obligations with respect to the Third Amendment Additional Policies.

8. Non-Guaranteed Elements.

(a) The Ceding Company has provided to the Reinsurer as an additional element of the Risk Evaluation Materials full and complete copies of the following information and analyses related to the Third Amendment Additional Policies, as applicable: (i) current and projected cost of insurance charges and other costs and charges for mortality and administration of the Third Amendment Additional Policies; (ii) current and projected interest credited rates; (iii) current and projected dividend scales; and (iv) a description of the actuarial, financial and other policies, guidelines and methodologies used by the Ceding Company in determining over time the amounts in items (i), (ii) and (iii) above as well as any other of the Non-Guaranteed Elements, including, without limitation, financial or actuarial models used in determining the Non-Guaranteed Elements and a full description of all regulatory or other commitments made by or applicable to the Ceding Company in respect of the Non-Guaranteed Elements.

(b) Consistent with the policies, guidelines and methodologies with respect to the Non-Guaranteed Elements provided to the Reinsurer described in clause (a) of this Section 8 in connection with production of the additional Risk Evaluation Materials (the “Company Guidelines”), the Ceding Company shall at the Reinsurer’s request, but at least annually, re-evaluate experience with respect to the Third Amendment Additional Policies and, as warranted and subject to the other terms and provisions of this Amendment No. 3, shall adjust the Non-Guaranteed Elements to reasonably reflect the results of such evaluation. If, from and after the Signing Date, the Ceding Company sets Non-Guaranteed Elements in a manner that is not consistent with the Company Guidelines, solely in respect of the determination of reinsurance premiums to be paid by, or the reinsurance benefits to be paid to, the Ceding Company with respect to this reinsurance, the Reinsurer shall be entitled to adjust cost of insurance, credited rate, policyholder dividends or other amounts payable by or to the Ceding Company under this Amendment No. 3 to reflect and conform to a reasonable prospective application of the Company Guidelines.

(c) For purposes of this Amendment No. 3, the term “Non-Guaranteed Elements” means cost of insurance charges, loads and expense charges, credited interest rates, mortality and expense charges, administrative expense risk charges, variable premium rates and variable paid-up amounts and any other unspecified feature or charge, each as applicable under or with respect to the Third Amendment Additional Policies.

9. Other Reinsurance. Unless specifically noted otherwise in this Amendment No. 3, the definition in the Reinsurance Agreement of “Other Reinsurance” shall, from and after the Third

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Amendment Effective Date, be revised to add reinsurance ceded with respect to the Third Amendment Additional Policies under the terms of the ceded reinsurance agreements as specified on Annex A-2 hereto; provided, that the parties acknowledge and agree that there are no Net Retained Liabilities associated with the Third Amendment Additional Policies. The Ceding Company agrees and acknowledges that, pursuant to Section 11.4 of the Reinsurance Agreement, the Ceding Company shall notify the Reinsurer of any pending or threatened dispute, contest, compromise, litigation or arbitration of any matter involving Other Reinsurance applicable with respect to the Third Amendment Additional Policies (including, without limitation, any issues concerning the initiation of this reinsurance), and that once notified, the Reinsurer may undertake management of such matter. In the event that the Reinsurer undertakes management of any such proceeding, the Ceding Company agrees to cooperate with the Reinsurer in all reasonable respects in the Reinsurer’s efforts to obtain full economic performance of the Other Reinsurance. For purposes of clarity, any cession to OM Re or Raven Re shall not constitute Other Reinsurance with respect to the Third Amendment Additional Policies and the Reinsurer undertakes and assumes no risks as respects the collectability of any amounts due from OM Re or Raven Re, as the case may be, or any other affiliate or former affiliate of the Ceding Company.

10. Investment Management During the Interim Period. Annex C-1 hereto includes a true and complete listing of the initial investment portfolio designated by the Ceding Company to support the economic reserves held as of December 31, 2010 with respect to the Third Amendment Additional Policies (the “Economic Reserve Portfolio”), including a specification of the Ceding Company’s carried statutory book value for each such portfolio investment as of December 31, 2010. Assets constituting the Economic Reserve Portfolio (excluding any assets supporting the economic reserves of any Third Amendment Policies issued after March 31, 2010), including investments added to the Economic Reserve Portfolio by the Ceding Company following December 31, 2010, shall, from and following the Signing Date, (a) be maintained by the Ceding Company in a funds withheld account maintained by the Ceding Company for the benefit of its affiliate Raven Re, (b) be managed by one or more third party portfolio managers (each, an “Economic Reserve Portfolio Manager”) reasonably acceptable to the Reinsurer, it being understood and agreed that each of Goldman Sachs Asset Management, L.P. and other advisory affiliates of Goldman, Sachs & Co. is stipulated as reasonably acceptable to the Reinsurer, and (c) be managed in accordance with the portfolio management guidelines referenced in Annex C-2 hereof, with deviations therefrom and modifications thereto effected only with the Reinsurer’s prior written consent (the “Guidelines”). The Reinsurer shall be afforded the right to receive information concerning the Economic Reserve Portfolio promptly as requested thereby. The Ceding Company shall notify the Reinsurer prior to any replacement of any asset in the Economic Reserve Portfolio, and the Reinsurer may at any time request that the Ceding Company replace any asset in the Economic Reserve Portfolio, in each case in a manner consistent with the requirements of the Guidelines; provided, that, notwithstanding anything in this Section 10 to the contrary, the Reinsurer agrees that, to the extent that Nomura International plc (“Nomura”) or Nomura Bank International plc (“NBI”) informs the Ceding Company that an asset replacement requested by the Reinsurer would result in the non-admission of an asset by Nomura or NBI for purposes of the Collateralization Model (as such term is defined in the Reimbursement Agreement entered into as of April 7, 2011 by and among Raven Re, Old Mutual plc, Harbinger, Nomura and NBI) due to such asset replacement causing the Economic Reserve Portfolio to be out of compliance with requirements of the Guidelines, then the Reinsurer shall withdraw such replacement request and no Excluded Assets (as defined below) shall result from such replacement request and provided, further, that the Ceding Company shall provide prompt notice to Reinsurer of any such notification by Nomura or NBI and thereafter shall work in good faith with Reinsurer to promptly as practicable to identify and implement an alternative acceptable to all concerned parties. For the purposes of this Amendment No. 3, “Excluded Assets” shall mean (x) any assets in the Economic

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Reserve Portfolio acquired as the result of a replacement proposed by the Ceding Company to which the Reinsurer has objected within three (3) business days of its receipt of notice from the Ceding Company of such proposed replacement and (y) any assets in the Economic Reserve Portfolio that the Reinsurer has requested that the Ceding Company to replace, if within three (3) business days of such replacement request the Ceding Company has not complied, or caused the portfolio manager with respect to the Economic Reserve Portfolio to comply, with such replacement request; provided, that any asset described in clause (y) shall be deemed an Excluded Asset only on and after the date on which the Ceding Company has received such replacement request from the Reinsurer. In the absence of a material breach of the terms of this Section 10, the securities comprising the Economic Reserve Portfolio, including replacements and additions thereto made consistent with the foregoing, but excluding any Excluded Assets, shall be deemed to satisfy the requirements under Section 4 hereof that securities used to fund the Third Amendment Closing Settlement Amount be approved in advance by the Reinsurer. For the avoidance of doubt, (I) the provisions of this Section 10 shall not apply to the management of the Hedges and (II) notwithstanding anything to the contrary herein, the Ceding Company shall retain control over all assets in the Economic Reserve Portfolio during the Interim Period.

11. Hedges and Hedge Management.

(a) Annex C-3 hereto contains (i) a true and complete listing of all master agreements, investment services agreements, other contractual arrangements, ancillary agreements, commitments, elections, guarantees and transaction commitments and confirmations made with respect to or in connection with the Third Amendment Additional Policies or risks thereunder and (ii) a true and correct listing of Hedge Balances determined on and as of December 31, 2010, (A) from the books and records of the Ceding Company or its former affiliate OM Re and (B) in accordance with statutory accounting principles prescribed generally by the State of Maryland as in effect on the Signing Date, consistently applied.

(b) Without duplication in respect of Section 6 hereof, and subject to the occurrence of the Third Amendment Closing Date, on and as of the Third Amendment Effective Date and solely as respects the operation of the Hedges with respect to the Third Amendment Additional Policies, the Reinsurer shall participate to the extent of the Third Amendment Quota Share in all Hedging Results. Net settlements made hereunder shall include provisions for such participation by the Reinsurer in Hedging Results, including, without limitation Hedge Proceeds and Hedge Funding, if any, for the subject quarterly settlement period.

(c) From and after the Third Amendment Closing Date and during the term of this Amendment No. 3, the Ceding Company shall maintain in force the Hedges and shall provide Hedge Administration with respect thereto as near as reasonably practicable consistent with (i) the standards and methodology articulated therefor in the Hedge Guidelines, (ii) the Ceding Company’s historical approach to the management of its Hedge program and (iii) written instructions provided from time to time by the Reinsurer provided that implementation of such instructions does not expose the Ceding Company to any material loss, liability, cost, expense or risk not indemnified by the Reinsurer. On and as of the Signing Date, the Ceding Company’s commitments set forth in this Section 11(c) shall become effective and the Ceding Company shall manage the Hedges on a basis consistent with the terms of this Section 11 notwithstanding that reinsurance hereunder shall not be effective until the occurrence of the Third Amendment Closing Date. On and as of the Third Amendment Closing Date, the Reinsurer shall be afforded the right (x) to enforce directly the consistent application of the Hedge Guidelines, (y) to receive information concerning the Hedges, Hedge Balances and the performance of the underlying hedged risks promptly as requested thereby and (z) to provide instructions to Milliman, Inc. or other delegee of the Ceding Company with respect to the performance of the Hedge Administration concerning the creation, administration and management of same, so long as such instructions comport with the requirements of the Hedge Guidelines and the provisions of clause (iii) above.

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(d) With ninety (90) days’ notice to the Ceding Company, the Reinsurer may in its discretion terminate the provision by the Ceding Company of Hedge Administration services on a “runoff” basis (i.e., the Ceding Company will thereafter not renew, extend or replace existing Hedges provided that Reinsurer’s participation hereunder in Hedging Results shall continue with respect to Hedges in place as of the date of such termination, and, following such termination, the Ceding Company will continue to provide Hedge Administration with respect to, existing Hedges until the natural expiration thereof). Following any such termination by the Reinsurer of the Ceding Company’s Hedge Administration, at its own cost and expense, the Ceding Company will (i) assist the Reinsurer in the transfer of the Hedge program on a going-forward basis to the Reinsurer or the Reinsurer’s designees, (ii) assist the Reinsurer in “splitting” current Hedge-related agreements to which the Ceding Company is party to cover separately risks ceded to the Reinsurer and (iii) on an ongoing basis, timely provide the Reinsurer or its designees with current and projected information concerning the Third Amendment Additional Policies and the Hedges as is reasonably necessary to support continuation of the Hedge program by the Reinsurer or its designees.

(e) For purposes of this Amendment No. 3, the following terms shall have the meanings ascribed below:

(i)	“Hedge Administration” means all tasks, functions and activities reasonably necessary (A) to initiate, renew, manage and administer the Hedges and the Hedge Agreements and (B) otherwise to manage and collect the Hedge Balances or other balances as are or may become due or collectible under the terms of any of the Hedge Agreements.

(ii)	“Hedge Agreements” means the master agreements, investment services agreements and other contractual arrangements and commitments specified on Annex C-3 hereto, together with the ancillary agreements, commitments, elections, guarantees and transaction commitments and confirmations made with respect thereto or in connection therewith, and including, as well, any replacement or successor agreements with respect thereto.

(iii)	“Hedge Balances” as of any time means the aggregate statutory book value attributable to Hedges in effect as of such time.

(iv)	“Hedge Funding” for any period means amounts required to be paid by or on behalf of the Ceding Company with respect to the acquisition, initiation, management, performance (including, without duplication, collateralization) or termination of one or more of the Hedges, Hedging Transactions or Hedge Agreements.

(v)	“Hedge Guidelines” means the guidelines and standards with respect to Hedge Administration as set forth in Annex C-4 hereto.

(vi)	“Hedge Proceeds” means any net amounts actually realized by or on behalf of the Ceding Company with respect to the acquisition, initiation, management, performance (including, without duplication, collateralization) or termination of one or more of the Hedges, Hedging Transactions or Hedge Agreements.

(vii)

“Hedges” means instruments such as options, warrants used in hedging transactions and not attached to or forming part of another financial instrument, caps, floors, collars, swaps, swaptions, forwards, futures and any other agreements or substantially similar instruments, in the case of each of the foregoing, or any series or combination thereof,

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and any agreements or instruments entered into pursuant to the terms of, one more of the Hedge Agreements, each as and to the extent completed with respect to, or allocable to, risks presented by the Third Amendment Additional Policies.

(viii)	“Hedging Results” means, without duplication of any element of expense allowance paid hereunder, any and all of the profit or loss, liability, obligation or benefit, cost or expense (other than internal or external management costs or overhead) incurred or arising on or after the Third Amendment Effective Date under or with respect to one or more of the Hedges, Hedging Transactions or Hedge Agreements, each as and to the extent applicable to Hedges procured for, or Hedging Transactions completed with respect to or allocable to, risks presented by the Third Amendment Additional Policies, whether or not such Hedges were procured before or after the Third Amendment Effective Date. Hedging Results include, but are not limited to, the results of transactions giving rise to Hedge Funding or Hedge Proceeds and the natural termination or expiration of a Hedge shall give rise to profit or loss to be included in determinations of Hedging Results as if such Hedge was disposed of for consideration equal to the net proceeds thereof, if any, received or paid, as the case may be, in respect of any such natural termination or expiration. As and to the extent that a single unitary Hedge, Hedge Agreement or Hedge Transaction was entered into by or on behalf of the Ceding Company and is allocable only in part to risks presented by or with respect to the Third Amendment Additional Policies, Hedging Results attributable to such single unitary Hedge, Hedge Agreement or Hedge Transaction will be determined to include only a pro rata portion of the overall loss, liability, obligation, benefit, cost or expense arising under or with respect thereto as is reasonably deemed by the Ceding Company to be allocable to the risks presented by the Third Amendment Additional Policies. Hedging Results shall be determined on a pre-tax basis.

(ix)	“Hedging Transactions” are defined as transactions involving the creation, use or termination of one or more Hedges.

12. Rights to Certain Information During Interim Period. During the Interim Period, with respect to the Third Amendment Additional Policies, the Reinsurer shall be entitled to receive the information, reporting and access to records otherwise provided with respect to Reinsured Policies under the terms of the Reinsurance Agreement, including, without limitation, the provisions of Section 11.5 and Exhibit E thereof, all subject to the non-disclosure obligations set forth in Section 18 thereof, and the Ceding Company shall provide within thirty (30) days following the end of each calendar quarter during the Interim Period (a) together with reasonable support therefor, a calculation of the notional settlements amounts and cumulative adjustments required for such quarter under Annex D-1 hereto, (b) a specification of the investments constituting the Economic Reserve Portfolio as of the end of such quarter and (c) a description of the status of discussions concerning any Required Consents (as such term is defined in the Commitment Agreement). The foregoing information rights and access shall apply as well to the Economic Reserve Portfolio and Hedges allocated to or supporting reserves held by the Ceding Company with respect to the Third Amendment Additional Policies, whether or not such portfolio or such Hedges are maintained directly by or are maintained on behalf of the Ceding Company.

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13. Certain Reporting and Policy Administration Matters After Third Amendment Closing Date.

(a) The parties acknowledge and agree that substantial new periodic reporting mechanisms may be required to address the proper and timely management and administration of the reinsurance provided under this Amendment No. 3. More specifically, the parties acknowledge and agree that quarterly, monthly, daily and, in certain cases, real time reporting and analysis mechanisms and electronic interfaces will be created by the parties with respect to the origination, management and administration of the Hedges and the parties’ respective rights and obligations under Section 10 hereof. The parties will use their respective commercially reasonable efforts to timely complete these additional reporting and analysis arrangements with the objective of full operational implementation within 180 days of the Third Amendment Closing Date and, further, shall promptly after the Third Amendment Closing Date implement reasonable interim reporting and information access measures pending such completion. Subject to the foregoing, the parties acknowledge the continuing effectiveness of the provisions of Exhibit E to the Reinsurance Agreement (Self-Administered Reporting) with respect to the Third Amendment Additional Policies. The expenses of the parties’ fulfillment of their obligations under this Section 13(a) will be shared equally between the parties.

(b) To the extent legally permissible, in order to enable the Reinsurer to comply with requirements applicable now or in the future to the Reinsurer with respect to maintaining, documenting, assessing and reporting of its internal controls over financial reporting (including administrative services, investment management, information technology and related processes), the Reinsurer shall have reasonable access to audit opinions and internal control and internal audit reports, including, where applicable, Statement on Auditing Standards (SAS) No. 70 reports (if produced), in each case, only to the extent such opinions and reports relate directly to the Third Amendment Additional Policies, and reports produced by third-parties and others involved in the administration of the Third Amendment Additional Policies and shall be given reasonable access to auditors, Ceding Company personnel and third-party administrators relative thereto. The Reinsurer shall bear any third-party out-of-pocket incremental costs resulting from such access. The parties acknowledge and agree that subject to Section 11.5 of the Reinsurance Agreement, the Reinsurer shall have access to the periodic operating reports provided by the Ceding Company’s third party administrators and other service agents with respect to the Third Amendment Additional Policies, in each case, only to the extent such opinions and reports relate directly to the Third Amendment Additional Policies. Notwithstanding the foregoing, nothing contained herein shall require the Ceding Company, or any of its auditors, third party administrators, other service agents or representatives to disclose any information to the Reinsurer, or to take any other action that would (i) cause a violation of any contract to which the Ceding Company is a party, (ii) cause a risk of loss of legal privilege or (iii) would constitute a violation of applicable law or obligations to policyholders; provided, however, that the Ceding Company shall use its commercially reasonable efforts to obtain any consents from third parties in order to provide such information to the Reinsurer without violating any contractual obligations. Any access provided hereunder shall be during normal business hours, subject to reasonable prior notice and shall not unreasonably interfere with the business or operations of the Ceding Company. For the avoidance of doubt, any information disclosed herein shall be subject to the non-disclosure obligations set forth in Section 18 of the Reinsurance Agreement.

(c) The parties agree that at the Reinsurer’s reasonable request appropriate representatives of the Ceding Company and the Reinsurer and their respective representatives shall confer periodically to assess any material concerns of the Reinsurer with respect to the administration of the Third Amendment Additional Policies or the Other Reinsurance related thereto.

14. Outsourcing. With the Reinsurer’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed, the Ceding Company may arrange for one or more duly authorized

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third-party administrators to perform on behalf of the Ceding Company or at its direction any portion of the administrative, policyholder service, claims, technology support or other services required with respect to the Third Amendment Additional Policies or the Hedge Agreements. For purposes of the foregoing, the Reinsurer has consented to the provision of Hedge Administration by Milliman Inc. and its affiliates and certain administrative, policyholder service, claims, technology support or other services by Transactions Application Group, Inc., HooperHolmes Underwriting Solutions, Heritage Labs International, LLC Heritage Labs International, LLC, ExamOne-Quest Diagnostics, American Para Professional Systems, Inc., HooperHolmes-Portamedic and Superior Mobile Medics, Inc. Notwithstanding the foregoing, the Ceding Company shall remain liable to the Reinsurer in accordance with the terms of this Amendment No. 3 for work performed by any such subcontractor.

15. Certain Representations and Warranties.

(a) Subject to Section 3 and Section 9 hereof, as of each of the Signing Date and the closing of the Acquisition, the Ceding Company hereby repeats and affirms the representations and warranties set forth in (i) the second paragraph of Section 2.4 of the Reinsurance Agreement (Other Reinsurance) beginning with the phrase “[t]he Ceding Company represents and warrants”, (ii) Section 8.1 of the Reinsurance Agreement (other than the last sentence thereof) (Reserves), and (iii) Section 11.4 of the Reinsurance Agreement (other than the second paragraph of Section 11.4 thereof as respects solely the inception of this reinsurance) with respect to Other Reinsurance applicable to the Third Amendment Additional Policies. Notwithstanding the foregoing, and for the sake of clarity, the Reinsurer assumes the risk that reinsurance under the Other Reinsurance with respect to the Third Amendment Additional Policies is not collected. For the sake of clarity, the parties agree and acknowledge that the OM Re Reinsurance Agreements and the Raven Re Reinsurance Agreement have been fully terminated and commuted prior to the Third Amendment Closing Date.

(b) As of the Signing Date and the closing of the Acquisition, the Ceding Company hereby repeats and affirms the representations and warranties set forth in (i) as respects solely the Third Amendment Additional Policies, Section 11.6 (Compliance) and Section 11.9 (Certain Underwriting Exceptions and Exclusions) of the Reinsurance Agreement, (ii) as respects the Third Amendment Additional Policies and this reinsurance generally, Section 11.7 (Certain Representations) of the Reinsurance Agreement (other than the penultimate paragraph thereof) and (iii) Section 8.1 of the Reinsurance Agreement (Reserves) (other than the last sentence thereof).

(c) The Ceding Company hereby represents and warrants that at the time of the issuance of each of the Third Amendment Additional Policies, the Ceding Company had in full force and effect all material licenses and authorizations necessary for it to properly issue each Third Amendment Additional Policy in accordance with applicable law and the Ceding Company was not at the time of issuance of any of the Third Amendment Additional Policies or on the Signing Date and the closing of the Acquisition, as applicable, operating under any formal or informal agreement or understanding with any Governmental or Regulatory Authority (as such term is defined in the Commitment Agreement) restricting its authority to do business or requiring the Ceding Company to take, or refrain from taking, any action inconsistent with the lawful issuance of the Third Amendment Additional Policies.

(d) (i) Since January 1, 2007, the Ceding Company has not changed the “cost of insurance” tables or made similar changes on or in respect of the Third Amendment Additional Policies and (ii) the Ceding Company does not have any agreements, written or otherwise, with policyholders or groups of policyholders regarding credited interest rates to be paid with respect to any of the Third Amendment Additional Policies except as set forth in the Third Amendment Additional Policies and excluding the policies listed in Annex E hereto.

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(e) Except as set forth on Annex F hereto and excluding suits, proceedings or arbitrations involving death benefits arising prior to the Third Amendment Effective Date, as of the Signing Date, there is no material suit, proceeding or arbitration pending or, to the best knowledge of the Ceding Company, threatened in writing against or affecting the Company with respect to the Third Amendment Additional Policies nor is there any material judgment, decree, injunction or order of any governmental entity or arbitrator outstanding against the Ceding Company with respect thereto.

(f) The Ceding Company has furnished to the Reinsurer copies of the Ceding Company’s (i) Annual Statements as of December 31, 2009 and for the fiscal year then ended as filed with the Maryland Insurance Administration and (ii) the quarterly statements as of March 31, 2010, June 30, 2010 and September 30, 2010 and for the quarterly periods then ended, as filed with the Maryland Insurance Administration (collectively, the “Amendment Historical Statutory Statements”). The Amendment Historical Statutory Statements (including without limitation the provisions made therein for investments and the valuation thereof, reserves, policy and contract claims and statutory liabilities) have been prepared, in all material respects, in accordance with statutory accounting principles (except as may be reflected in the notes thereto and subject, with respect to the quarterly statements, to the absence of notes required by statutory accounting principles and to normal year-end adjustments), were in all material respects, in compliance with applicable requirements of law and regulation when filed and present fairly in all material respects the financial condition of the Ceding Company covered thereby as of the respective dates thereof and the results of operations, changes in capital and surplus and cash flows of the Ceding Company for the periods then ended. The Ceding Company makes no representations and warranties as to the future experience or profitability arising from the Third Amendment Additional Policies.

16. Covenant Concerning Ceded Reinsurance. From and following the Signing Date, the Ceding Company shall not effect any ceded reinsurance with respect to the risks ceded hereunder other than the ceded reinsurance as set forth on Annex A-2 hereto or on Exhibit A-2 to the Reinsurance Agreement.

17. Certain Indemnities. The parties acknowledge and agree that the indemnities provided under Section 11.10 of the Reinsurance Agreement shall apply to loss, liability, cost or expense arising out of a breach of one or more of the covenants, representations or warranties set forth in this Amendment No. 3.

18. Assignment. Without prejudice to the existing provisions of Section 11.13 of the Reinsurance Agreement, the Reinsurer shall have the right to novate performance obligations for coverage hereunder to an affiliate reinsurance company (a) as at the time of such novation (i) is a wholly owned subsidiary of Wilton Re Holdings Limited and (ii) has (1) a financial strength rating issued by AM Best (or its successor) not less than the rating accorded the Reinsurer and (2) as certified to the Ceding Company by the chief financial officer of the Reinsurer, an RBC Ratio (as defined in Amendment No. 2) of not less than 300% and (b) remains a direct or indirect controlled subsidiary of Wilton Re Holdings Limited; provided, that the Reinsurer shall have no right under this Section 18 to novate performance obligations for coverage hereunder other than to an assignee that either (x) is licensed as a life insurance company in the State of Maryland to reinsure the Third Amendment Additional Policies or is approved by the State of Maryland as an accredited reinsurer or (y) has otherwise committed in writing to ensuring that the Ceding Company will receive full statutory financial statement credit for the reinsurance provided under this Amendment No. 3 with respect to the Third Amendment Additional Policies pursuant to a provision substantially in the form of Section 8.2 to the Reinsurance Agreement.

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THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

19. Subsequent Negative IMR Reductions. If, at any following the Third Amendment Closing Date, there is a reduction in the absolute value of any then-unamortized collective negative IMR with respect to the Third Amendment Additional Policies that was actually required to be established or maintained in connection with the completion of the transactions contemplated by this Amendment No. 3, including, without limitation, as a result of any accelerated amortization of such IMR (whether or not resulting from normal business operations but excluding the effects of any normal amortization of such IMR) or as a result of any subsequent transactions with respect to the Third Amendment Additional Policies, the Reinsurer shall pay to the Ceding Company an amount equal to [***]% of any such reduction. Subject to Section 13.1 of the Reinsurance Agreement, any payments required to be made hereunder shall be paid in a manner consistent with the settlement procedures set forth in the Reinsurance Agreement.

20. Further Assurances. Each of the parties shall execute such documents and other instruments and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each party shall, on or prior to the Third Amendment Closing Date, use its commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the transactions contemplated hereby, including the execution and delivery of any documents, certificates or other instruments that are reasonably required for the consummation of the transactions contemplated hereby; it being agreed that nothing contained in this sentence shall modify the terms of the indemnification required in order to excuse the failure of a Coinsurance Condition (as such term is defined under the Commitment Agreement) pursuant to the terms of Section 1(a) of the Commitment Agreement.

21. General Amendments. The following provisions shall apply notwithstanding anything in the Reinsurance Agreement, Amendment No. 2 or this Amendment No. 3 to the contrary:

(a)	Conversions, Replacements and Exchanges.

(i)	For purposes of the Reinsurance Agreement and this Amendment No. 3, all conversions, exchanges and replacements of the Reinsured Policies and the Third Amendment Additional Policies shall be coinsured by the Reinsurer on a 100% quota share basis. For the avoidance of doubt, the provisions of Section 2.4 of the Reinsurance Agreement with respect to Other Reinsurance shall apply to such conversions, replacements and exchanges.

(ii)	For purposes of Amendment No. 2, all conversions, exchanges and replacements of the Second Amendment Additional Policies (as such term is defined in Amendment No. 2) shall be coinsured by the Reinsurer on a 100% quota share basis net of the Excluded Share as specified in Amendment No. 2. For the avoidance of doubt, the provisions of Section 2.4 of the Reinsurance Agreement with respect to Other Reinsurance shall apply to such conversions, replacements and exchanges. For purposes of Amendment No. 2, the term “Excluded Share” (as defined therein) shall be deemed to include (x) any Excluded Share specified in Annex A-1 thereto and (y) any policy ceded to Raven Re as a conversion, exchange or replacement of a Reinsured Policy or a Second Amendment Additional Policy. For the avoidance of doubt, the Excluded Share with respect to the Second Amendment Additional Policies shall be ceded to the Reinsurer pursuant to this Amendment No. 3, subject to the occurrence of the Third Amendment Closing Date.

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(b)	Continuing Allowances. Continuing allowances with respect to the Reinsured Policies, the Second Amendment Additional Policies and the Third Amendment Additional Policies shall be determined pursuant to Section 6 hereof, in lieu of and notwithstanding (i) Section 14 of and Annex C to Amendment No. 2 or (ii) provisions of the Reinsurance Agreement relating to continuing ceding and expenses allowances (including Exhibits C-4, C-6 and C-8 thereto) or the reciprocal policy fee allowances in respect to Other Reinsurance arrangements referred to in Section 2.4 thereof.

(c)	Premiums and Premium Settlements.

(i)	With respect to the Second Amendment Additional Policies and the Third Amendment Additional Policies other than term life insurance policies, remittance of premiums and other policy receipts, as well as the proceeds of Other Reinsurance, shall be settled monthly in arrears rather than in advance.

(ii)	The parties agree that all references in the Reinsurance Agreement, Amendment No. 2 and this Amendment No. 3 to premiums shall, with respect to a given Reinsured Policy, Second Amendment Reinsured Policy or Third Amendment Reinsured Policy, be deemed to include all fees, receipts, reimbursements and other similar amounts collected with respect to such Reinsured Policy, Second Amendment Additional Policy or Third Amendment Additional Policy.

22. Reinsurance Agreement. Except as expressly stated herein, the terms of this Amendment No. 3 are subject to all other terms and conditions of the Reinsurance Agreement, all of which remain unchanged and in full force and effect. This Amendment No. 3 does not alter, amend or modify the Reinsurance Agreement except as expressly set forth herein.

23. Multiple Counterparts. This Amendment No. 3 may be signed in any number of counterparts which taken together shall constitute one and the same instrument.

[Balance of page left blank intentionally]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first above written.

FIDELITY & GUARANTY LIFE INSURANCE COMPANY		WILTON REASSURANCE COMPANY

By:	/s/ George Nicholson	By:	/s/ Michael Greer

Name: George Nicholson		Name: Michael Greer
Title: VP–Controller		Title: Senior Vice President

[Signature page to Amended and Restated Amendment No. 3 to Automatic Reinsurance Agreement between Fidelity & Guaranty Life Insurance Company and Wilton Reassurance Company]

ANNEX A

THIRD AMENDMENT REINSURED POLICIES

OTHER REINSURANCE

SCHEDULE OF PLANS, RIDERS AND BENEFITS	A.1

Subject to the other terms, conditions and limitations of this Amendment No. 3, policies issued on plans shown below may qualify for reinsurance under the terms of this Amendment No. 3:

SLOB	Plan Identification; Riders Covered	Plan Code	Time Period

104021	Wealth Master	ULF	6/18/2002	-	2/3/2010
FGL UL (12-01)
104041	Master Choice	EIUL	9/11/2003	-	11/5/2009
FGL EIUL (04-03)
	OMLife-Choice	EIUL2	12/25/2008	-	3/31/2010
2001 CSO
OM IUL (1-09)
104051	Master Elite	MEIUL	4/2/2007	-	5/8/2009
OMFL HCV IUL (1-07)
	OMLife-Elite	MEIUL2	12/12/2008	-	3/30/2010
2001 CSO
OM HCV IUL (3-08)
104061	Value Master	ULVM	9/27/2007	-	5/24/2009
OM LPUL (7-07)
105011	Home Certain	10MLE	8/28/2000	-	12/31/2008
	FGL MLT-U (9-98),	10MLT	5/25/1999	-	12/31/2008
	FBL MDT-U (10-98)	15MDT	4/28/1999	-	8/31/2007
		15MDTR	5/13/1999	-	6/17/2007
		15MLE	6/13/2000	-	12/31/2008
		15MLER	6/22/2000	-	12/31/2008
		15MLT	4/28/1999	-	12/31/2008
		15MLTR	4/28/1999	-	12/17/2008
		20MDT	5/12/1999	-	9/11/2007
		20MDTR	5/11/1999	-	8/8/2007
		20MLE	6/27/2000	-	12/31/2008
		20MLER	7/13/2000	-	12/31/2008
		20MLT	4/28/1999	-	8/14/2009
		20MLTR	5/13/1999	-	7/28/2009
		25MDT	6/11/1999	-	8/10/2007
		25MDTR	7/9/1999	-	8/2/2007
		25MLE	7/12/2000	-	12/31/2008
		25MLER	7/12/2000	-	12/31/2008
		25MLT	5/4/1999	-	12/31/2008
		25MLTR	5/11/1999	-	8/10/2007
		30MDT	6/8/1999	-	5/30/2007

A.1-1

SLOB	Plan Identification; Riders Covered	Plan Code	Time Period

		30MDTR	5/18/1999	-	8/28/2007
		30ML	8/5/1999	-	1/10/2009
		30MLE	6/28/2000	-	12/31/2008
		30MLER	5/11/2000	-	12/16/2009
		30MLR	6/1/2000	-	10/24/2009
		30MLT	5/5/1999	-	12/3/2003
		30MLTR	4/11/1999	-	2/17/2009
105051	Savers Select	15SSE	2/15/2001	-	3/17/2009
	FGL RTRC2 (5-96)	15SSER	2/7/2001	-	1/26/2009
		15SSX	1/26/2001	-	6/14/2009
		15SSXR	2/7/2001	-	9/14/2007
		20SSE	2/1/2001	-	4/9/2009
		20SSER	1/28/2001	-	8/13/2009
		20SSX	2/1/2001	-	2/20/2009
		20SSXR	2/13/2001	-	1/12/2009
		30SSE	1/28/2001	-	5/14/2009
		30SSER	2/1/2001	-	10/21/2009
		30SSX	1/18/2001	-	3/16/2009
		30SSXR	2/1/2001	-	9/13/2009
105061	Term Trends	01RTM	2/4/1997	-	7/25/1997
	FGL RTRC (12-95)	01RTSA	1/6/2000	-	7/21/2000
		05RTG	12/16/1997	-	12/8/2005
		05RTP	6/4/1997	-	6/4/1997
		05RTR	4/15/1997	-	11/3/1999
		05RTRJ	10/16/1998	-	9/26/2005
		10RTG	3/3/1997	-	11/15/2005
		10RTM	11/22/1996	-	3/3/1997
		10RTP	2/25/1997	-	9/16/1997
		10RTR	4/14/1997	-	7/24/2007
		10RTRJ	4/2/1998	-	10/10/2005
		15RTG	3/10/1997	-	12/19/2005
		15RTM	10/7/1996	-	4/2/1997
		15RTP	2/8/1997	-	8/28/1997
		15RTR	2/13/1997	-	11/5/2002
		15RTRJ	3/11/1998	-	10/10/2005
		15SST	4/16/1997	-	8/1/1997
		20RTG	3/4/1997	-	11/25/2007
		20RTM	11/13/1996	-	4/10/1997
		20RTP	1/28/1997	-	8/22/1999
		20RTR	1/27/1997	-	11/8/2007
		20RTRJ	3/5/1998	-	9/17/2005
		20SST	5/2/1997	-	6/27/1997

A.1-2

SLOB	Plan Identification; Riders Covered	Plan Code	Time Period

		30ACA	5/9/1997	-	5/20/2002
		30ACB	6/3/1997	-	6/8/2001
		30RTM	12/23/1996	-	9/2/1998
105071	Value Select	15VS2	7/7/2008	-	3/30/2009
	OM FGLT (3-08)	20VS2	5/3/2008	-	3/12/2009
		30VS2	7/12/2008	-	2/9/2009

A.1-3

SCHEDULE OF OTHER REINSURANCE	A.2

Products Covered	Treaty Identification

Home Certain	Canada Life Assurance Company Eff. – 4/15/2003 (per amendment, quota share percentage change effective 1/19/2005)
Household Life Insurance Company Eff. – 4/1/2005
American Phoenix Eff. – 6/1/1996
Transamerica Occidental Life Insurance Company Eff. – 10/1/1999
Security Life of Denver Eff. – 4/15/2003
Swiss Re Eff. – 4/1/1999
Wilton Re Eff. – 4/1/2005, Eff. – 12/31/2007[1]
Savers Select	Canada Life Assurance Company Eff. – 1/19/2005
RGA Reinsurance Company Eff. – 1/19/2005
Scottish Re (U.S.), Inc. Eff. – 1/15/2001
Security Life of Denver Eff. – 7/15/1996, Eff. – 4/15/2003 (two treaties)
Swiss Re Eff. – 7/1/1983, Eff. – 1/15/2001 (two treaties)
RGA Reinsurance Company (YRT) Eff. – 1/19/2005

[1]	This and other references in this Annex A-2 to the Wilton Re treaty effective 12/31/2007 refer to the Reinsurance Agreement. Coverage under the Reinsurance Agreement shall be deemed to be “Other Reinsurance” solely with respect to the Third Amendment Additional Policies reinsured under this Amendment No. 3 to the extent any such policies were also covered under the Reinsurance Agreement prior to the Signing Date, including any such policies reinsured under Amendment No. 2 to the Reinsurance Agreement. For the avoidance of doubt, (i) the Reinsurance Agreement shall not otherwise be deemed to be “Other Reinsurance” under the Reinsurance Agreement or under any amendment thereto (except as otherwise contemplated therein), and (ii) the foregoing shall have no effect on the parties’ rights or entitlements under the terms of the Reinsurance Agreement as effective without consideration to the effectiveness of this Amendment No. 3.

A.2-1

Products Covered	Treaty Identification

American Phoenix Eff. – 6/1/1996
Wilton Re Eff. – 12/31/2007
Your Term	Swiss Re Eff. – 12/22/2008
RGA Reinsurance Company Eff. – 12/22/2008
Gen Re Eff. – 12/22/2008
Value Select	Canada Life Assurance Company Eff. – 3/1/2003
Scottish Re (U.S.), Inc. Eff. – 3/1/2003
Transamerica Occidental Life Insurance Company Eff. – 7/21/2004
RGA Reinsurance Company Eff. – 7/18/2008
Security Life of Denver Eff. – 3/1/2003
Wilton Re Eff. – 12/31/2007
Term Trends	Crown Life Insurance Company Eff. – 3/1/1998
Life Reassurance Corporation of America Eff. – 3/1/1998 (per amendment, eff. Date was later changed to 6/8/1998)
Transamerica Occidental Life Insurance Company Eff. – 10/1/1999
American Phoenix Eff. – 6/1/1996
Swiss Re Eff. – 6/8/1998
Security Life of Denver Eff. – 6/1/1996
Master Choice	Security Life of Denver (YRT) Eff. – 9/1/2003
Optimum (YRT) Eff. – 1/19/2005
Swiss Re (YRT) Eff. – 9/4/2001
RGA Reinsurance Company (YRT) Eff. – 1/19/2005

A.2-2

Products Covered	Treaty Identification

OMLife-Choice, 2001 CSO	Optimum (YRT) Eff. –1/19/2005

RGA Reinsurance Company (YRT) Eff. –1/19/2005

Swiss Re (YRT) Eff. –12/1/2008

Master Elite	Optimum (YRT) Eff. –1/19/2005

RGA Reinsurance Company (YRT) Eff. –1/19/2005

Swiss Re (YRT) Eff. –5/1/2007

OMLife-Elite, 2001 CSO	Optimum (YRT) Eff. –1/19/2005

RGA Reinsurance Company (YRT) Eff. –1/19/2005

Swiss Re (YRT) Eff. –5/1/07

Wealth Master	ALR/Wilton (YRT) Eff. –10/1/1999

Swiss Re (YRT) Eff. –9/4/2001

Security Life of Denver (YRT) Eff. –9/1/2003

Optimum (YRT) Eff. –1/19/2005

RGA Reinsurance Company (YRT) Eff. –1/19/2005

Value Master	RGA Reinsurance Company (YRT) Eff. –8/31/2007

Swiss Re (YRT) Eff. –8/31/2007

XL (YRT) Eff. –8/31/2007

A.2-3

DETERMINING ECONOMIC RESERVES	A.3

Economic Reserves associated with the Third Amendment Additional Policies will be calculated as a gross premium reserve equaling the pre-tax present value of projected benefits, net of the effects of Other Reinsurance, plus expenses, commissions and reserve financing costs, minus net premiums, in each case excluding amounts attributable to excluded coverage (for example, return of premium benefits). Reserve financing costs will be assumed to equal 150 basis points per annum for purposes of the Economic Reserves. The discount rates for purposes of the present value calculations will be assumed to equal the projected investment earnings rates on a book value (i.e., historic amortized cost) basis, net of investment expenses and assumed defaults, and taking into account any IMR associated with the reinsurance of the business.

A.3-1

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

Annex B

ALLOWANCES

SCHEDULE OF CONTINUING CEDING ALLOWANCES	B.1

Fidelity & Guaranty Life
Continuing Ceding Allowances (per policy per year)
Universal Life			Equity Index Universal Life			Term Life and Whole Life
$	[***	]	$	[***	]	$	[***	]

Notwithstanding anything to the contrary in the Reinsurance Agreement or Amendment No. 2, the amount to be paid by the Reinsurer as a continuing policy allowance with respect to the Reinsured Policies, the Second Amendment Additional Policies or the Third Amendment Additional Policies pursuant to Section 6(a) for any full quarterly period shall be equal to the sum of (a) the sum of the products, for each type of policy, of (i) the Quota Share, the Second Amendment Quota Share or the Third Amendment Quota Share, as applicable, times (ii) one-quarter of the applicable per policy, per year charge as reflected in the table above times (iii) the average number of Reinsured Policies, Second Amendment Additional Policies or Third Amendment Additional Policies, as applicable, of the applicable type in force during the applicable quarterly period, plus (b) [***]% of premiums ceded under the Reinsurance Agreement, Amendment No. 2 or this Amendment No. 3, as applicable, applicable to such period; provided, that the amount in item (a)(ii) above shall be increased annually, commencing in calendar year 2012, by application of a 2% per annum inflation factor, compounded annually.

B.1-1

ANNEX C

INVESTMENTS AND HEDGES

SCHEDULE OF ECONOMIC RESERVE PORTFOLIO	C.1

Portfolio	CUSIP	Issuer Name	Par Value ($)	Book Value as of Dec. 31, 2010 ($)	Accrued Inc ($)	Market Value as of Dec. 31, 2010 ($)	Coupon	Maturity Date
52	00846UAG6	Agilent Technologies Inc	2,500,000	2,488,764	55,903	2,537,833	5.00%	7/15/2020
52	020039DC4	Alltel Corp	5,000,000	5,410,073	196,875	6,388,315	7.88%	7/1/2032
52	02364WAP0	America Movil Sa de Cv	5,000,000	5,040,064	39,132	5,342,415	6.13%	11/15/2037
52	025816AY5	American Express	7,000,000	7,963,695	138,835	8,153,411	7.00%	3/19/2018
52	02666QD75	American Honda Finance	5,000,000	5,606,631	95,313	6,160,420	7.63%	10/1/2018
52	031162AY6	Amgen Inc	4,480,000	4,761,128	25,760	5,435,154	6.90%	6/1/2038
52	035229CW1	Anheuser Busch Companies	5,000,000	4,630,806	83,333	5,294,705	5.00%	3/1/2019
52	042735AK6	Arrow Electronics Inc	7,000,000	7,787,518	242,083	7,231,280	7.50%	1/15/2027
52	05529MAA0	BB&T Capital Trust I	5,000,000	4,987,046	108,063	4,656,915	5.85%	8/18/2035
52	055921AA8	BMC Software Inc	5,000,000	4,976,009	30,208	5,784,555	7.25%	6/1/2018
52	057224AK3	Baker Hughes Inc	3,975,000	4,183,199	126,013	4,773,907	6.88%	1/15/2029
52	110122AC2	Bristol-Myers Squibb Co	5,500,000	6,130,124	157,552	6,174,498	6.88%	8/1/2097
52	151327202	Centaur Funding	5,505	6,519,560	0	5,962,603	7.68%	N/A
52	165087AL1	Bell Atlantic Virginia	5,000,000	6,277,141	104,688	5,653,515	8.38%	10/1/2029
52	17275RAD4	Cisco Systems	8,000,000	7,564,790	178,311	8,860,040	5.90%	2/15/2039
52	172967EP2	Citigroup Inc	3,000,000	2,986,852	66,458	3,327,717	6.88%	3/5/2038
52	185508AF5	Cleco Power LLC	7,500,000	7,478,750	22,167	8,458,185	6.65%	6/15/2018
52	19075QAB8	COBANK ACB	5,000,000	5,000,000	82,031	5,558,350	7.88%	4/16/2018
52	20825CAQ7	Conoco Phillips	5,000,000	4,815,543	135,417	5,945,515	6.50%	2/1/2039
52	22237AAB2	Countrywide Capital III	3,569,000	4,192,534	12,769	3,689,454	8.05%	6/15/2027
52	22303QAH3	Covidien International	5,000,000	5,015,107	69,139	5,935,790	6.55%	10/15/2037
52	224050AE4	Cox Enterprises	4,180,000	4,201,905	142,149	4,739,301	7.38%	7/15/2027
52	22822RAR1	Crown Castle Towers LLC	5,000,000	5,518,372	13,584	5,216,605	6.11%	1/15/2020
52	233835AQ0	Daimlerchrysler Na Hldg	5,000,000	6,153,726	192,431	6,681,215	8.50%	1/18/2031
52	29250RAN6	Enbridge Energy Partners	5,000,000	5,267,092	68,611	5,713,305	6.50%	4/15/2018
52	29476L784	Equity Residential Props	100,000	1,865,789	0	2,425,000	1.62%	N/A
52	30251BAB4	FMR LLC	3,000,000	2,879,322	24,725	2,853,177	6.45%	11/15/2039

C.1-1

Portfolio	CUSIP	Issuer Name	Par Value ($)	Book Value as of Dec. 31, 2010 ($)	Accrued Inc ($)	Market Value as of Dec. 31, 2010 ($)	Coupon	Maturity Date
52	30257V207	FPL Group Cap Trust I	250,000	6,250,000	0	6,215,000	1.47%	N/A
52	337358BH7	Wachovia Corporation	1,000,000	1,258,558	31,558	1,142,299	7.57%	8/1/2026
52	340711AT7	Flordia Gas Transmission	2,000,000	1,996,626	49,050	2,082,898	5.45%	7/15/2020
52	341099CH0	Florida Power Company	5,000,000	5,337,086	93,486	5,736,270	6.35%	9/15/2037
52	36228CQM8	GS Mortgage Securities Corp II	2,958,140	2,944,281	10,588	3,039,335	4.30%	1/10/2040
52	36962G3U6	General Electric Capital Corp	3,000,000	2,983,652	28,125	3,271,542	5.63%	5/1/2018
52	36962G4B7	General Electric Capital Corp	3,000,000	3,088,777	97,969	3,466,980	6.88%	1/10/2039
52	40049JAT4	Grupo Televisa S.A.	4,000,000	3,817,861	103,889	5,148,972	8.50%	3/11/2032
52	404280AF6	HSBC Holdings PLC	5,460,000	6,588,346	50,884	6,002,293	7.63%	5/17/2032
52	40429C607	HSBC Finance Corporation	6,000,000	933,289	4,240	1,370,400	1.59%	6/15/2049
52	406216AX9	Halliburton Company	7,500,000	8,146,131	135,813	8,614,133	6.15%	9/15/2019
52	448055AF0	Husky Oil Ltd	5,000,000	5,298,828	16,111	5,937,030	7.25%	12/15/2019
52	452252FH7	Illinois St Hwy Auth Toll High	7,000,000	7,000,000	216,440	6,854,750	6.18%	1/1/2034
52	459902AR3	Intl Game Technology	2,500,000	2,656,787	8,333	2,814,155	7.50%	6/15/2019
52	46626X203	JP Morgan Chase	80,000	2,000,000	0	2,018,400	1.56%	N/A
52	49337WAC4	Keyspan Corp	5,921,000	7,206,203	60,526	7,362,912	8.00%	11/15/2030
52	49446R869	Kimco Realty Corp	12,000	178,800	0	294,600	1.66%	N/A
52	501044BZ3	Kroger Company	5,000,000	5,693,548	93,750	6,044,665	7.50%	4/1/2031
52	631103AD0	Nasdaq OMX group	3,000,000	3,017,791	76,775	3,031,122	5.55%	1/15/2020
52	641423BU1	Nevada Power Co	3,000,000	2,999,250	101,250	3,405,036	6.75%	7/1/2037
52	644162AB5	New England Mutl	1,965,000	2,382,273	58,459	2,266,667	7.88%	2/15/2024
52	681919AY2	Omnicom Group Inc	4,750,000	4,929,233	136,892	5,272,757	6.25%	7/15/2019
52	69362BAJ1	PSEG Power	2,700,000	3,488,039	49,163	3,467,634	8.63%	4/15/2031
52	69362BAN2	PSEG Power	4,000,000	3,901,395	18,333	4,389,536	5.50%	12/1/2015
52	70213BAA9	Partnerre Finance B LLC	3,000,000	2,996,562	13,750	3,021,072	5.50%	6/1/2020
52	71645WAP6	Petrobras Intl Finance	3,000,000	3,069,218	77,146	3,112,704	5.75%	1/20/2020
52	717081CY7	Pfizer Inc	5,000,000	5,590,039	106,000	6,470,185	7.20%	3/15/2039
52	717265AL6	Phelps Dodge Corporation	4,300,000	3,201,762	34,042	5,836,287	9.50%	6/1/2031
52	76126CUH3	Racers 2005-20-S	15,000,000	7,038,416	0	6,998,864	0.00%	8/15/2096
52	771196AS1	Roche Hldgs Inc	5,000,000	5,376,452	100,000	5,814,195	6.00%	3/1/2019
52	78403DAB6	SBA Tower Trust	1,250,000	1,250,000	2,834	1,299,564	5.10%	4/15/2017
52	78442FEJ3	SLM Corporation	2,500,000	2,295,092	53,333	2,534,763	8.00%	3/25/2020

C.1-2

Portfolio	CUSIP	Issuer Name	Par Value ($)	Book Value as of Dec. 31, 2010 ($)	Accrued Inc ($)	Market Value as of Dec. 31, 2010 ($)	Coupon	Maturity Date
52	786005PM4	Sacramento CA Mun Dist Elec	7,750,000	7,750,000	62,605	7,453,330	6.32%	5/15/2036
52	816300AD9	Selective Insurance Grp	5,500,000	6,013,752	50,951	5,225,066	7.25%	11/15/2034
52	84755TAD9	Spectra Energy Capital	6,000,000	6,251,496	113,000	6,373,776	5.65%	3/1/2020
52	87938WAH6	Telefonica Emisiones Sau	5,000,000	5,000,000	135,498	5,108,765	5.88%	7/15/2019
52	882440AN0	Texas Gas Transmission	1,735,000	2,013,151	58,002	1,931,229	7.25%	7/15/2027
52	887315BB4	Time Warner Inc	4,941,000	5,370,120	156,067	5,337,110	6.85%	1/15/2026
52	88732JAW8	Time Warner Cable	500,000	506,704	10,417	514,569	5.00%	2/1/2020
52	902133AG2	Tyco Electronics Group	3,000,000	3,289,524	53,438	3,445,890	7.13%	10/1/2037
52	911684AD0	US Cellular Corp	5,000,000	5,099,164	14,889	4,856,815	6.70%	12/15/2033
52	91311QAC9	United Utilities	500,000	534,425	12,986	532,984	6.88%	8/15/2028
52	92857WAK6	Vodafone Group	7,500,000	7,623,101	126,979	8,396,385	5.75%	3/15/2016
52	92928QAA6	WEA Finance LLC	4,000,000	3,975,201	60,167	4,601,480	7.13%	4/15/2018
52	931142CK7	Wal-Mart Stores	5,000,000	5,182,344	122,778	5,874,240	6.50%	8/15/2037
52	94979B204	Wells Fargo Cap Trust	12,000,000	3,000,068	29,250	3,000,000	1.46%	5/1/2033
52	98372PAG3	XL Capital LTD	2,000,000	2,102,702	16,292	2,013,530	6.38%	11/15/2024
52	98389BAK6	Xcel Energy Inc	690,000	739,865	9,682	748,767	5.61%	4/1/2017
52	984119AC1	Xerox Capital Trust I	650,000	659,694	21,667	661,375	8.00%	2/1/2027
52	984121BW2	Xerox Corp	3,000,000	2,535,474	24,342	3,381,732	6.35%	5/15/2018

C.1-3

ECONOMIC RESERVE PORTFOLIO INVESTMENT GUIDELINES	C.2

The Guidelines are the same as those attached as schedule IV to the reinsurance agreement, dated as of April 7, 2011, by and between the Ceding Company as the ceding company thereunder and Raven Reinsurance Company, a Vermont special purpose financial captive insurance company and wholly-owned subsidiary of the Ceding Company, as the reinsurer thereunder. The Ceding Company shall not consent to any amendment to the Guidelines without the prior consent of the Reinsurer (which shall not be unreasonably withheld).

C.2-1

SCHEDULE OF HEDGES	C.3

I.	LISTING OF AGREEMENTS

•	Investment Services Agreement between Old Mutual Business Services, Inc. and Milliman Inc. dated July 1, 2006

•	ISDA Master Agreement dated November 1, 2007 between Barclays Bank PLC and the Ceding Company

•	Confirmation No. BN127015, Trade Date 11/15/10

•	Confirmation No. BN118974, Trade Date 8/20/10

•	Confirmation No. BN112766, Trade Date 5/28/10

•	Confirmation No. BN103846, Trade Date 2/26/10

•	Confirmation No. BN103064, Trade Date 2/16/10

•	ISDA Master Agreement dated September 22, 20008 between Credit Suisse International and the Ceding Company

•	Confirmation No. 54359328, Trade Date 11/30/10

•	Confirmation No. 52026491, Trade Date 11/15/10

•	Confirmation No. 54194953, Trade Date 8/16/10

•	Confirmation No. 54194956, Trade Date 8/16/10

•	Confirmation No. 54101803, Trade Date 5/17/10

•	Confirmation No. 54003538. Trade Date 2/16/10

C.3-1

II.	LISTING OF HEDGE BALANCES

Identifier	Counterparty Reference	Description	Index	Trade date	Option type	Long / Short flag	Expiration date	Lower strike price
10033	BN103064	European Call Spread	SPX	2/16/2010	Call	Long	2/15/2011	1,105.82
10034	54003538	European Call Spread	SPX	2/16/2010	Call	Long	2/15/2011	1,105.82
10035	BN103846	European Call Spread	SPX	2/26/2010	Call	Long	2/15/2011	1,105.82
10036	54101803	European Call Spread	SPX	5/17/2010	Call	Long	5/15/2011	1,148.31
10037	BN112766	European Call Spread	SPX	5/28/2010	Call	Long	5/15/2011	1,148.31
10038	54194953	European Call Spread	SPX	8/16/2010	Call	Long	8/15/2011	1,090.17
10039	54194956	European Call Spread	SPX	8/16/2010	Call	Long	8/15/2011	1,079.38
10040	BN118974	European Call Spread	SPX	8/20/2010	Call	Long	8/15/2011	1,090.17
10041	BN127015	European Call Spread	SPX	11/15/2010	Call	Long	11/15/2011	1,209.73
10042	52026491	European Call Spread	SPX	11/15/2010	Call	Long	11/15/2011	1,180.55
10043	54359328	European Call Spread	SPX	11/30/2010	Call	Long	11/15/2011	1,209.73

Identifier	Upper strike price	Notional	Number of units	Unit price	Net amount	Broker	Unit market value	Total market value
10033	1,226.25	82,000,000	74,895	48.61	3,640,797.90	Barclays Capital	107.71	8,067,078.00
10034	1,259.10	27,000,000	24,660	57.15	1,409,400.00	Credit Suisse	130.64	3,221,640.00
10035	1,226.25	7,178,217	6,556	49.98	327,679.88	Barclays Capital	107.71	706,185.81
10036	1,273.37	93,000,000	81,799	54.57	4,464,000.00	Credit Suisse	87.18	7,131,519.00
10037	1,307.48	11,207,926	9,858	54.11	533,414.76	Barclays Capital	103.08	1,016,121.80
10038	1,208.91	93,500,000	86,624	52.89	4,581,500.00	Credit Suisse	88.98	7,707,953.00
10039	1,241.29	7,000,000	6,485	68.76	445,900.00	Credit Suisse	118.46	768,222.00
10040	1,208.91	6,774,998	6,277	50.70	318,231.23	Barclays Capital	88.98	558,517.32
10041	1,341.48	108,300,000	90,420	54.20	4,900,575.00	Barclays Capital	68.06	6,154,364.10
10042	1,357.63	7,000,000	5,844	69.71	407,400.00	Credit Suisse	93.05	543,830.00
10043	1,341.48	5,855,268	4,960	52.55	260,625.03	Credit Suisse	67.09	332,737.31

C.3-2

HEDGE GUIDELINES	C.4

Equity Indexed Universal Life Hedging Strategy – Ceded Business

Full static hedging is utilized within the IUL hedging. OTC options (SPX) are purchased quarterly (February 15th, May 15th, August 15th and November 15th) with characteristics (e.g., the exact same reset or issue date, underlying index, term in years, crediting type, spread and cap) that mimic those of the embedded derivative within the policy. The option notional amount will match the sum of the account value of the policies without adjustment for policyholder behavior or operational breakage, unless otherwise instructed by the Investment Committee.

Hedge effectiveness will be measured monthly, with consideration of the mismatch of notional, market value, delta, gamma and vega. Variances will be quantified and reported to the Investment Committee. Rebalancing of Greek exposures is not considered.

Utilization of this strategy should minimize Earnings at Risk2, Cash Flow at Risk3 and Capital at Risk4, with the market value of the option and embedded derivative moving in lockstep and cashflows at maturity being equal and offsetting. Risks to this strategy could include counterparty default, a higher than expected level of decrements and operational breakage.

[2]	Earnings at risk is the profit and loss of the hedging program.
[3]	Cashflow at Risk is the sum of the cashflows the Company expects to either receive or pay out at a specific point in time. Any deficiency in cash flow at maturity of the embedded derivative would have to be funded from general account assets, creating a loss for the Company.
[4]	Capital at Risk will also be measured and monitored, though specific risk tolerances will not be defined. Consideration needs to be given to how capital intensive EIUL products are. While it is not an item that can be hedged, capital is a scarce resource. The higher the level of sales, the more capital required.

C.4-1

ANNEX D

ALLOWANCE ADJUSTMENTS

RESULTS DURING THE INTERIM PERIOD	D.1

As respects each full or partial Quarterly Accounting Period in the Interim Period, the parties will determine a notional quarterly settlement with respect to the Third Amendment Additional Policies as follows:

i. Ongoing Net Reinsurance Premiums under Section 4.2 and 4.3 of the Reinsurance Agreement; less

ii. Ceded reinsurance benefits under Article 7 of the Reinsurance Agreement, net of recoveries thereon under the terms of any applicable Other Reinsurance; plus or minus

iii. The Third Amendment Quota Share of any Hedge Proceeds, Hedge Funding or other Hedging Results under Section 11 of Amendment No. 3; less

iv. Continuing allowances under Section 6 of Amendment No. 3; minus

v. Notional financing costs with respect to Excess Reserves stipulated to be 150 basis points per annum, plus or minus

vi. The Third Amendment Quota Share of Mean Reserve Adjustment; plus or minus

vii. The Coinsurance Investment Income.

The foregoing “Notional Quarterly Settlement” will be deemed notionally payable to the Reinsurer at and as of the Third Amendment Closing Date if positive and, if negative, the absolute value of such amount will be deemed notionally payable to the Ceding Company at such date. Notional payments will be carried forward from the last business day of the subject Quarterly Accounting Period (or part thereof) to the Third Amendment Closing Date with interest at a per annum rate of 5.50% compounded quarterly. The aggregate net balance of all Notional Quarterly Settlements, adjusted for interim notional accruals of interest, will then be netted/accumulated and (i) if the resulting balance is positive, deducted from the amount of the Third Amendment Ceding Allowance (thereby increasing the absolute value of such negative Third Amendment Ceding Allowance) and, if negative, added to the amount of the Third Amendment Ceding Allowance (thereby decreasing the absolute value of such negative Third Amendment Ceding Allowance). The parties acknowledge and agree that, following such adjustment, the amount of the Third Amendment Ceding Allowance may be less than zero, in which event the absolute value of such amount shall be paid by the Ceding Company to the Reinsurer under Section 4 of Amendment No. 3.

Adjustment for Excluded Assets

To the extent (i) the Economic Reserve Portfolio includes or has included at any time during the Interim Period any Excluded Assets or has failed to include any assets in respect of which investment was directed by the Reinsurer in accordance with the provisions of Section 10 or (ii) the Ceding Company has otherwise failed to implement properly documented requests made by the Reinsurer (each, a “Section 10 Direction”), with respect to the management of the Economic Reserve Portfolio made in accordance with and subject to the limitations set forth in the provisions of Section 10 hereof (each of the forgoing conditions being referred to as an “Excluded Asset Condition”) it is the intention of the parties to (x) fairly and equitably allocate the Coinsurance Investment Income associated with any such Excluded Assets to the Ceding Company and exclude such Coinsurance Investment Income from the determination of the aggregate net balance of all the Notional Quarterly Settlements, (y) include in the determination of the aggregate net balance of all the Notional Quarterly Settlements in lieu thereof a reasonably and equitably determined surrogate investment income representing fairly the likely results of investment in the assets so directed by the Reinsurer at the time of such direction by the Reinsurer and (z) adjust otherwise the aggregate net balance of all Notional Quarterly Settlements to restore the Reinsurer to the pre-tax economic position it would have occupied had each Section 10 Direction of the Reinsurer been timely and properly

D.1-1

implemented and no Excluded Asset Condition had occurred during the Interim Period. The net additional amount payable to or by the Ceding Company in order to provide the foregoing assurance respect of the foregoing is referred to as the “Excluded Asset Adjustment”).

Accordingly, the parties hereby agree that if either party believes in good faith that the Excluded Asset Adjustment exceeds $150,000 (the “Threshold Amount”) such party may propose the amount of such adjustment to be paid in connection with the Third Amendment Closing. More specifically:

(1) To the extent the Economic Reserve Portfolio includes as of the Third Amendment Closing Date or has at any time during the Interim Period included any Excluded Assets or any other Excluded Asset Condition shall have occurred during the Interim Period, and, as a result, the Reinsurer believes in good faith that an Excluded Asset Adjustment is due to the Reinsurer in an amount in excess of the Threshold Amount, the Reinsurer may, within thirty (30) days prior to the Third Amendment Closing Date, deliver to the Ceding Company its good faith calculation of the estimated Excluded Asset Adjustment determined as of the Third Amendment Closing Date, together with supporting documentation and calculated in manner consistent with the provisions of this Annex D. In the absence of any unresolved dispute with respect thereto, such estimated Excluded Asset Adjustment shall be included in the determinations of the aggregate net balance of all Notional Quarterly Settlements.

(2) To the extent the Economic Reserve Portfolio includes as of the Third Amendment Closing Date or has at any time during the Interim Period included any Excluded Assets or any other Excluded Asset Condition shall have occurred during the Interim Period, and the Ceding Company believes in good faith that an Excluded Asset Adjustment is due to the Ceding Company in an amount in excess of the Threshold Amount, the Ceding Company may, within thirty (30) days prior to the Third Amendment Closing Date, deliver to the Reinsurer its good faith calculation of the expected Excluded Asset Adjustment determined as of the Third Amendment Closing Date, together with supporting documentation and calculated in manner consistent with the provisions of this Annex D. In the absence of any unresolved dispute with respect thereto, such estimated Excluded Asset Adjustment shall be included in the determination of the aggregate net balance of all Notional Quarterly Settlements.

(3) In the event that the Ceding Company and the Reinsurer are unable to agree on the Excluded Assets Adjustment, if any, prior to the Third Amendment Closing Date, the Excluded Assets Adjustment shall be deemed provisionally to equal the Excluded Assets Adjustment proposed by the Reinsurer adjusted to reflect 50% of the amount in controversy as reflected in the notices delivered by the Reinsurer and the Ceding Company pursuant to Section (1) and (2) above.

(4) The parties acknowledge and agree that any determination of Excluded Asset Adjustment, if required, will require the exercise of elements of judgment under the circumstances as to which reasonable people may disagree. The parties acknowledge and agree that in any such circumstances the Reinsurer’s good faith judgments as to the amount of the Excluded Asset Adjustment, the bases therefor and the components thereof shall, if calculated or determined in a manner consistent with the provisions of this Annex D and the intentions of the parties described above, be binding on the parties unless demonstrated to be unreasonable or inconsistent with the intentions of the parties as described above given the totality of facts and circumstances concerning the management of the Economic Reserve Portfolio during the Interim Period.

(5) The parties agree and acknowledge that any determination of the Excluded Assets Adjustment pursuant to items (1) through (4) above shall be an estimate of such amounts as of the applicable date of determination. The parties agree to cooperate in good faith following the Third Amendment Closing Date to determine the actual Excluded Asset Adjustment, as applicable, determined as of the Third Amendment Closing Date in manner consistent with the provisions of this Annex D. The Ceding Company and the Reinsurer shall resolve any

D.1-2

disagreement with respect to the determination of the Excluded Assets Adjustment in accordance with the provisions of Article 16 (Disputes Resolution) and Article 17 (Arbitration) of the Reinsurance Agreement. For the avoidance of doubt, it is the intention of the parties that the closing under Amendment No. 3 will be consummated notwithstanding any disagreements with respect to the Excluded Assets Adjustment. Accordingly, agreement on the Excluded Assets Adjustment, as applicable, shall not be constitute a Third Amendment Condition Precedent, and neither party hereto shall assert the failure of a Third Amendment Condition Precedent due to any disagreement described in this item (5).

Certain Definitions

Notwithstanding anything set forth in Amendment No. 3 to the contrary, for the purposes of this Annex D-1, the following terms have the meanings ascribed below:

“Coinsurance Investment Income” as to any Quarterly Accounting Period means (a) The Third Amendment Quota Share of the actual investment returns with respect to the Economic Reserve Portfolio with respect to such period determined consistent with applicable statutory accounting principles, including (i) net investment income (net of investment expenses up to a cap of 7 basis points per annum; provided, however, that such cap shall not apply as respects any fees or expenses incurred in excess of 7 basis points per annum charged by a new Economic Reserve Portfolio Manager appointed at the request or direction or with the prior written consent of the Reinsurer) plus or minus, as the case may be, any related amounts of amortization of IMR effective for such period, (ii) realized capital gains and capital losses, net of any related amounts of capitalization of IMR effective for such period and (iii) asset write-downs resulting from other-than-temporary impairments or other asset write-downs each as mandated by applicable statutory accounting principles plus (b) the Third Amendment Quota Share of interest on policy loans earned with respect to such period. For purposes of the foregoing computations, amounts of amortization and capitalization of IMR will be determined (x) without regard as to whether any debit balance of the IMR would constitute an admitted asset for statutory reporting purposes and (y) before consideration of federal income taxes, including, without limitation, taxes with respect to capital gains and capital losses. For purposes of clarity, Coinsurance Investment Income shall be determined without consideration of Hedging Results. For the avoidance of doubt and administrative convenience, the parties agree that the Coinsurance Investment Income may be calculated with respect to any Quarterly Accounting Period as (1) Coinsurance Investment Income calculated with respect to all of the assets in the Funds Withheld Account (instead of with respect to the Economic Reserve Portfolio) with respect to such period times (2) the Third Amendment Quota Share of the value of the assets in the Economic Reserve Portfolio divided by the Third Amendment Quota Share of the total value of all the assets in the Funds Withheld Account, such values determined consistent with applicable statutory accounting principles.

“Economic Reserves” for any Quarterly Accounting Period means Economic Reserves determined with respect to the Third Amendment Additional Policies in accordance with the provisions of Annex A-3 to this Amendment No. 3, provided, however, that for purposes of this Annex D-1, Economic Reserves (1) shall include the amount of IMR, if any, attributable to assets included in the initial Economic Reserve Portfolio and created since the date of this Amendment No. 3, and (2) shall be determined as of the Last Day of the Current Quarterly Accounting Period unless otherwise specified in this Annex D-1.

“Economic Reserve Portfolio” has the meaning set forth in Section 10 hereof and, for the sake of clarity, shall include at all times assets adequate to support the Economic Reserves at such time that individually and in the aggregate comport with the requirements of the Guidelines. For the sake of clarity, the parties now expect that that the Economic Reserve Portfolio will be principally constituted through the Funds Withheld Account.

D.1-3

“Excess Reserves” for any Quarterly Accounting Period means an amount (which shall not be less than zero) equal to The Third Amendment Quota Share of the difference between Statutory Reserves and Economic Reserves, each as determined as of the Last Day of the Current Quarterly Accounting Period.

“Excluded Assets” has the meaning set forth in Section 10 hereof.

“Funds Withheld Account” means the funds withheld account maintained by the Ceding Company for the benefit of its affiliate Raven Reinsurance Company, certain proceeds of which will be distributed to the Reinsurer as part of the initial settlement under Section 4 hereof.

“Last Day of the Current Quarterly Accounting Period” means as to any Quarterly Accounting Period the last day of the last month included in such calendar quarter.

“Last Day of the Preceding Quarterly Accounting Period” as to any Quarterly Accounting Period means the last day of the last month included in the Quarterly Accounting Period immediately preceding such period.

“Mean Reserve Adjustment” as to any Quarterly Accounting Period equals (1) minus (2) where:

(1)	equals the excess of the Economic Reserves over the positive value of any Hedge Balance (or, alternatively, the Economic Reserves plus the negative value of any Hedge Balance), each determined as of the Last Day of the Current Quarterly Accounting Period, except that for the Terminal Accounting Period it shall equal the Economic Reserves and any Hedge Balance determined immediately prior to termination; and

(2)	equals the excess of the Economic Reserves over the positive value of any Hedge Balance (or, alternatively, the Economic Reserves plus the negative value of any Hedge Balance), each determined as of the Last Day of the Preceding Quarterly Accounting Period, except that for the initial Quarterly Accounting Period, it shall equal the Economic Reserves and any Hedge Balance determined as of the Signing Date.

“Quarterly Accounting Period” means, for the year in which this Amendment No. 3 becomes effective, the period beginning on January 1, 2011 and ending on the Last Day of the Current Quarterly Accounting Period. Thereafter, the period beginning on the day following the Last Day of the Preceding Quarterly Accounting Period and ending on the Last Day of the Current Quarterly Accounting Period.

“Statutory Reserves” for any Quarterly Accounting Period means the gross reserves (including deficiency reserves) in respect of the Third Amendment Additional Policies (other than with respect to benefits excluded from coverage hereunder) determined as of the Last Day of the Current Quarterly Accounting Period.

“Terminal Accounting Period” means the period commencing on the day following the Last Day of the Preceding Quarterly Accounting Period and ending on the Third Amendment Closing Date or such other date as shall be mutually agreed as such by the parties in writing.

Notes

All amounts determined exclusive of Extracontractual Obligations.

D.1-4

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

ANNEX E

UNDERWRITING DEVIATIONS – BOILERMAKERS

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	F	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$100,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M	Yes	Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$100,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M		Table 3
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

New Policy Number	Face Amount	Male/Female	Tobacco	Rating
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M		Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5
[***]	$50,000.00	M	Yes	Table 5

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT

THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A

REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE

COMMISSION: [***]

ANNEX F

MATERIAL LITIGATION5

Case	State	Attorney	Litigation Type	Contract Type	Alleged Wrongful Acts	Policy Limits	Policy Number	Insured	Claimant	Date Lawsuit/ Demand Received	Covered by Amendment 2 or 3
[***]	MS	[***]	Claim	Life	Dispute over entitlement to death benefit.	$500,000	[***]	[***]	[***]	9/12/2008	2 and 3

[***]	FL	[***]	Claim - Disability Rider	Life	Dispute over entitlement to disability benefit	$250,000	[***]	[***]	[***]	6/28/2010	3

[***]	CA	[***]	Claim	Life	Dispute over rescinded policy	$250,000	[***]	[***]	[***]	8/12/2010	3

[5]	Inclusion of policies on this Annex F is without prejudice to the determination of whether such policies are Third Amendment Additional Policies under this Amendment No. 3. References on this Annex F to “OMFLIC” refer to the Ceding Company.

F-1